SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 16, 2000


                               IMMUNOMEDICS, INC.
             (Exact name of registrant as specified in its charter)


         Delaware              0-12104              61-1009366
    (State or Other         Jurisdiction        (Commission (IRS Employer
    of Incorporation)       File Number)        Identification No.)

               300 American Road, Morris Plains, New Jersey 07950
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (973) 605-8200

          (Former name or former address, if changed since last report)

Item 5.  Other Events

          On February 16, 2000, the registrant  completed a private placement of
2.325 million shares of its Common Stock for a total purchase price of $37.2 million. The shares were not registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. The registrant is obligated to file a registration statement with the Securities and Exchange Commission covering the resale of such shares.

Item 7.  Financial Statements and Exhibits

         Exhibit 99.1     Press Release dated February 17, 2000

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                                    IMMUNOMEDICS, INC.


                                                     By: /s/ David M. Goldenberg
                                                     ---------------------------
                                                       David M. Goldenberg,
                                                       Chairman of the Board and
                                                       Chief Executive Officer

Date:  February 23, 2000

                                  EXHIBIT INDEX

Exhibit 99.1       Press Release dated February 17, 2000